SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         FIRST SOUTH BANCORP, INC
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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      of Schedule 14A.
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[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                            FIRST SOUTH BANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of First South Bancorp, Inc. will be held at First South Bank, Spartanburg Office, 1450 John B. White Sr. Blvd., Spartanburg, South Carolina, on Wednesday, May 15, 2002, at 4:00 p.m., for the following purposes:

     (1) To elect Richard H. Brooks, Herman E. Ratchford, and David G. White to serve as directors of the corporation for a three-year term; or until their successors are duly elected and qualified.

     (2) To ratify the selection of Cherry, Bekaert & Holland, LLP as the Company's independent auditors; and

     (3) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on April 15, 2002, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included herewith is the Company's 2002 Proxy Statement. Also included is the Company's 2001 Annual Report to Shareholders.

                                       By Order of the Board of Directors



April 15, 2002                         V. Lewis Shuler
                                       Secretary

                            FIRST SOUTH BANCORP, INC.
                          1450 John B. White Sr. Blvd.
                        Spartanburg, South Carolina 29306
                                 (864) 595-0455

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First South Bancorp, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 4:00 p.m. on Wednesday, May 15, 2002 in First South Bank's Spartanburg Office, 1450 John B. White Sr. Blvd., Spartanburg, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 15, 2002, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal telephone contact by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2001, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to Barry L. Slider, President, First South Bancorp, Inc., 1450 John B. White Sr. Blvd., Spartanburg, South Carolina 29306 or by mailing to Mr. Slider at Post Office Box 1928, Spartanburg, South Carolina 29304, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.

                                QUORUM AND VOTING

      At the close of business on April 15, 2002, there were outstanding 920,780 shares of the Company's common stock (no par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only stockholders of record at the close of business on April 15, 2002 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceed the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, and for ratification of Cherry, Bekaert & Holland, L.L.P., as independent auditors for the year ended December 31, 2002. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the next Annual Meeting may do so by mailing them in writing to Barry L. Slider, President, First South Bancorp, Inc., Post Office Box 1928, Spartanburg, South Carolina 29304, or by delivering them in writing to Mr. Slider at the Company's main office, 1450 John B. White Sr. Blvd., Spartanburg, South Carolina 29306. Such written proposals must be received prior to December 15, 2002, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to March 1, 2003, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

       The number of shares owned and the percentage of outstanding common stock such number represents at March 1, 2002, for all directors and executive officers of the Company and for all persons who are currently beneficial owners of 5% or more of the Company's common stock is set forth below.

Name (and Address of 5% Owners)                       Number of Shares                   % of Outstanding
                                                     Beneficially Owned                    Common Stock
-------------------------------------------    --------------------------------   -------------------------------
Richard H. Brooks                                        47,080                               5.11
   900 Sawpit Trace
   Woodruff, SC
Harold E. Fleming, M.D. (1)                              11,943                               1.30
Joel C. Griffin                                          11,398                               1.24
Roger A. F. Habisreutinger (2)                           75,189                               8.17
   408 Main Street
   Spartanburg, SC
Ashley F. Houser (7)                                      9,950                               1.08
Herman E. Ratchford                                      89,547                               9.73
   3808 Edgewater Drive
   Gastonia, NC
Chandrakant V. Shanbhag (3)                              47,205                               5.13
   1614 Holly Berry Lane
   Spartanburg, SC
V. Lewis Shuler (4)                                      16,806                               1.83
Barry L. Slider (5)                                      41,032                               4.46
David G. White (6)                                       26,064                               2.83
                                                        -------                              -----

All directors and executive
officers as a group (10 persons)                        376,214                              40.86
--------------------

(1) Includes 100 shares owned by a family member of Dr. Fleming as to which he disclaims beneficial ownership.
(2) Includes 29,900 shares owned jointly with his wife; 6,000 shares owned by a partnership in which he is a partner; 5,000 shares owned by his wife; 18,000 shares owned by three children and 3,600 owned by a trust as to which Mr. Habisreutinger disclaims beneficial ownership.
(3) Includes 30,000 shares owned jointly with his wife and 200 shares owned by minor children.
(4) Includes 1,000 shares owned jointly with a family member; and 10,806 shares subject to presently exercisable options. (5) Includes 5,000 shares owned jointly with his wife; 200 shares owned by minor children; 5,400 shares owned by his wife as to which Mr. Slider disclaims beneficial ownership; and 20,722 shares subject to presently exercisable options.
(6) Includes 500 shares owned by minor children and 600 shares owned by his wife as to which Mr. White disclaims beneficial ownership.
(7) Includes 6,463 shares subject to presently exercisable options. Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, three directors are to be elected to hold office for a term of three years, their term expiring at the 2005 Annual Meetings of Shareholders, or until their successors are duly elected and qualified. The Board has nominated Richard H. Brooks, Herman E. Ratchford, and David G. White for election to such positions. Any other nominations must be made in writing and given to the Secretary of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors."

         It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of Messrs. Brooks, Ratchford, and White. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available by reason of any unforeseen contingency, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

                            MANAGEMENT OF THE COMPANY

         The table shows, as to each director, his name, age, positions held with the Company and principal occupation for the past five years and the period during which he has served as a director of the Company. Directors of the Company serve until the annual meeting for the year indicated or until their successors are elected and qualified. Each of the persons listed in the table is a Board of Directors' nominee for election as a director of the Company.


NAME                          AGE                  PRINCIPAL OCCUPATION                   DIRECTOR SINCE*
----                          ---                  --------------------                   ---------------

         Nominees for the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2005 are:

Richard H. Brooks              60    President, Dick Brooks, Inc. (Automobile sales)            1996

Herman E. Ratchford            69    Chairman and Chief Executive Officer, Triangle             1998
                                     Real Estate of Gastonia (construction)

David G. White                 46    Attorney                                                   1996

         Members for the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2004 are:

Harold E. Fleming              61    Physician, Cardio Medical Associates                       1996

Joel C. Griffin                48    President, Griffin Gear, Inc. (specialized gear            1996
                                     Manufacturing)

Barry L. Slider                49    President & Chief Executive Officer of the                 1996
                                     company and First South Bank (since 1996),
                                     Senior Vice President, Branch Banking & Trust
                                     Company, Spartanburg, S.C. (1985-1995)

         Members for the Board of Directors whose term of office will continue until the Annual Meeting of Shareholders of the Company in 2003 are:

Roger A. F. Habisreutinger     60    Chairman of the Board of the Company and First             1996
                                     South Bank; President, Champion Investment Corp.

Chandrakant V. Shanbhag        52    Chief Executive Officer, D.C. Motors & Control,            1996
                                     Inc.

Ashley F. Houser               47    Regional Executive - Columbia, First South Bank            1999
                                     since 1999;  Executive Vice President First
                                     Gaston  Bank,  Gastonia,   North  Carolina,
                                     1995-1999;   Senior  Vice   President  BB&T
                                     1983-1995.

-------------------------
*Includes membership on the Board of Directors of First South Bank prior to organization of the Company as a holding company for First South Bank in 1999. Each person also currently serves as a director of First South Bank.

         Neither the principal executive officers nor any director nominees are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers

         Set forth below is information about the business background, age and positions with the Company of each executive officer of the Company.

Barry L. Slider            President and Chief Executive Officer

V. Lewis Shuler            Executive Vice President and Chief Financial Officer

         The age and business experience of Mr. Slider are set forth above under "-Directors." Mr. Shuler (age 58) served as Senior Vice President/Treasurer of First Community Bank from 1987 to 1996 prior to becoming Executive Vice President and Chief Financial Officer of First South Bank and the Company in 1996.

         Neither the principal executive officers nor any directors are related by blood, marriage or adoption in the degree of first cousin or closer.

Meetings of the Board of Directors

         During the last full fiscal year, ending December 31, 2001, the Board of Directors of the Company met 12 times (includes meetings of First South Bank Board of Directors). All directors met a minimum of 75% of the total number of meetings of the Board of Directors and committees of which he was a member.

Committees of the Board of Directors

Nominating Committee. The Board of Directors acts as nominating committee, but any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors may also present nominations for directors. Nominations, other than those made by or on behalf of the existing management of the Company, may be made only by a shareholder entitled to vote at the meeting at which directors are to be elected and must be made in writing and delivered or mailed to the Secretary of the Company, not less than 60 days prior to any meeting of Shareholders called for the election of Directors.

Audit Committee. The Audit committee provides general oversight of financial reporting and the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with financial and control functions. The Audit Committee is comprised of Messrs. Joel C. Griffin, Richard H. Brooks and Harold
E. Fleming. The Audit Committee met twice in 2001. Each member of the audit committee is independent as defined in Rule 4200(a)(14) of the National
Association   of  Securities   Dealers   listing   standards,   as  modified  or
supplemented.

Compensation Committee. The Compensation Committee reviews the compensation policies of the Company and recommends to the Board the compensation levels and compensation programs for the executive officers of the Company. Members of the Compensation Committee are Messrs. White (Chairman), Habisreutinger, Shanbhag, and Ratchford. The Compensation Committee met once during 2001.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth the remuneration paid during the years ended December 31, 2001, 2000 and 1999 to the Chief Executive Officer and to each other officer whose total salary and bonus compensation in 2001 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                 Number of
                                                                                 Securities
                                                Annual Compensation(1)           Underlying
                                                ----------------------             Options          All Other
Name and Principal Position                 Year       Salary         Bonus        Awarded       Compensation(2)
---------------------------                 ----       ------         -----        -------       ---------------

Barry L. Slider                             2001     $139,800        $39,044         3,000             $8,388
President and Chief                         2000      133,200         30,456         3,165              8,835
Executive Officer                           1999      126,900         20,916         2,687              7,433

V. Lewis Shuler                             2001      101,400         19,786         1,600              6,084
  Executive Vice President                  2000       94,500         14,400         1,572              5,198
                                            1999       91,332         11,058         1,271              4,101

Frederick D. Gibbs                          2001       99,000         17,690         1,750              5,940
President, First South                      2000       90,720         13,824         1,405              5,033
Financial Services                          1999       86,400         10,024         1,220              5,104

Ashley F. Houser                            2001      120,900         17,690         2,350              7,254
Regional President, Columbia                2000      116,750              0         2,315              3,510
                                            1999       71,155                       15,000                  0

Brian R. Samson                             2001       89,167         16,660         1,200              4,512
Regional Commercial Banking Mgr.

---------------------
(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of Mr. Slider's or Mr. Shuler's salary plus bonus payments.
(2) Includes contributions by the Company to the Bank's 401(k) Plan on behalf of Mr. Slider in the amount of $8,388 in fiscal year 2001; contributions to the 401(k) in the amount of $6,084 for the fiscal year 2001 on behalf of Mr. Shuler; contributions to the 401(k) in the amount of $5,940 for the fiscal year 2001 on behalf of Mr. Gibbs; contributions to the 401(k) in the amount of $7,254 for the fiscal year 2001 on behalf of Mr. Houser; and contributions to the 401(k) in the amount of $4,512 for the fiscal year 2001 on behalf of Mr. Samson.

                               RETIREMENT BENEFITS

         The Company has entered into Salary Continuation Agreements with each of Barry L. Slider, the Chief Executive Officer, and V. Lewis Shuler, the Executive Vice President and Secretary. The agreements provide for payments of benefits to each of Messrs. Slider and Shuler commencing at their retirements at age 65 or earlier in the event of death or disability. The agreement with Mr. Slider provides for payment of an annual benefit of $45,230 increased by 2% each year between 1999 and Mr. Slider's retirement date. The benefit is payable in monthly installments beginning in the month after Mr. Slider's retirement and continuing for 215 additional months.

         The agreement with Mr. Shuler provides for payment of an annual benefit of $20,484 increased by 2% each year between 1999 and Mr. Shuler's retirement date. The benefit is payable in monthly installments beginning in the month after Mr. Shuler's retirement and continuing for 215 additional months.

         In the event either employee's employment with the Company is terminated prior to his retirement for any reason other than good cause, death or disability, each agreement provides that a retirement benefit will be paid beginning at normal retirement age based on the amount stated above increased by 2% per year for the actual years such employee worked after 1999.

         In the event either employee's employment with the Company is terminated prior to the employee's retirement age due to disability, the employee will receive an annual benefit of between $1,118 and $64,600, in the case of Mr. Slider or between $1,657 and $24,000, in the case of Mr. Shuler, based on the length of the employee's service from 1999 to the date of termination of employment. Disability benefits will be paid monthly for 216 months.

         In the event that the employee dies while in the employ of the Company, his agreement provides that the employee's beneficiary shall receive an amount between $11,030 and $637,097, in the case of Mr. Slider, and between $16,338 and $236,697, in the case of Mr. Shuler.

         These benefits were funded in 1999 through the purchase of universal life insurance policies on the lives of Messrs. Slider and Shuler which are reflected in the Company's balance sheet as other assets. Although the Company plans to use these policies to fund its obligations under the agreements, its obligations are independent of the policies.

                                STOCK OPTION PLAN

         On April 17, 1996, the Board of Directors of First South Bank (the "Bank") adopted the Stock Option Plan, which reserves 75,000 shares of Common Stock for issuance pursuant to the exercise of options which may be granted pursuant to the Stock Option Plan. The Stock Option Plan was approved by shareholders of the Bank at the 1997 Annual Meeting of Shareholders. Options under the Stock Option Plan may be either "incentive stock options" within the meaning of the Internal Revenue Code, or nonqualified stock options and may be granted to persons who are employees of the Bank or any subsidiary (including officers and directors who are employees) at the time of grant or, in the case of nonqualified options, to persons who are not employees, such as directors. Incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date of grant, as determined by a committee of the Board of Directors consisting of at least three non-employee directors (the "Committee"). Other options shall have the exercise price set by the Committee. The Committee may set other terms for the exercise of the options but may not grant more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. Payment for optioned shares may be in cash, Common Stock or a combination of the two. The Committee also selects the employees to receive grants under the Stock Option Plan and determines the number of shares covered by options granted under the Stock Option Plan. No options may be exercised after ten years from the date of grant and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Bank, within three months after the date of termination of employment, within twelve months of disability, or within two years of death. The terms and conditions of other options relating to termination of employment, death or disability will be determined by the Committee. The Stock Option Plan will terminate on April 16, 2006, and no options will be granted thereunder after that date. Neither the Bank nor the recipient of incentive stock options will have federal income tax consequences from the issuance or exercise of the options. Recipients of nonqualified options will recognize, as ordinary income, the difference between the fair market value of the optioned shares on the date of exercise and the exercise price for federal income tax purposes and the Bank will be able to expense a like amount. Upon acquisition of the Bank by the Company in 1999, the Stock Option Plan and the outstanding options became the Plan and Options of the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table presents information about options held by the persons named in the Summary Compensation Table at December 31, 2001. No options were exercised by Mr. Slider or Mr. Shuler during the year ended December 31, 2001.

                                             Individual Grants
                                             -----------------
                                     Number of           % of Total
                                     Securities           Options
                                     Underlying          Granted to         Exercise
                                      Options            Employees            Price              Expiration
        Name                         Granted(1)            in 2000         (per share)              Date
        ----                         ----------            -------         -----------              ----

Barry L. Slider                        3,000               3.17%            $21.00                12/31/11
V. Lewis Shuler                        1,600               1.69%            $21.00                12/31/11
Frederick D. Gibbs                     1,750               1.85%            $21.00                12/31/11
Ashley F. Houser                       2,350               2.49%            $21.00                12/31/11
Brian R.                               1,200               1.27%            $21.00                12/31/11
Samson



(1) Such options become exercisable in 20% increments on each of December 31, 2002, 2003, 2004, 2005 and 2006.

          OPTION EXERCISES AND YEAR END OPTIONS OUTSTANDING AND VALUES

                                                        Number of Securities           Value of Unexercised
                                                       Underlying Unexercised              In-the-Money
                       Shares Acquired     Value          Options 12/31/01             Options 12/31/01 (1)
Name                     on Exercise     Realized   Exercisable     Unexercisable   Exercisable       Unexercisable
----                   ---------------   --------   -----------     -------------   -----------       -------------

Barry L. Slider               0              0         20,722           8,495           $254,847      156,146
V. Lewis Shuler               0              0         10,806           4,266            133,597       78,284
Frederick D. Gibbs            0              0          5,391           4,240             72,360       78,929
Ashley F. Houser              0              0          6,463          13,202            110,160      234,992
Brian R. Samson               0              0          1,283           5,335             21,988       96,204

---------------
(1) Based on exercise prices ranging from $11.00 to $21.00 and assuming that the fair market value of the Bank's common stock on December 31, 2001 was $21.00 per share.

Compensation of Directors

         Directors receive compensation of $400 for each monthly meeting of the Board of Directors attended. In addition to each monthly meeting the Directors received $150 for each committee meeting attended. Directors receive such compensation in the form of common stock of the Company using the estimated fair market value of the stock at the end of each calendar quarter. In 2001, the directors received 2,445 shares of stock in lieu of cash director's fees.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Extensions of Credit. The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2001 was $6,189,851. During 2001, $4,454,255 in new loans were made and repayments totaled $3,516,88.

         The Company has obtained legal services from the Law Office of David G. White in the past and expects to do so in the future. David G. White is a director of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2001, with the exception of the following: the Company failed to timely file reports on Form 4 relating to the grant of stock in lieu of directors' fees for each of Messrs. Fleming, Griffin, Slider, Brooks, Ratchford, White, Habisreutinger, Houser and Shanbhag.


                      RATIFICATION OF INDEPENDENT AUDITORS

         The Board has selected Cherry, Bekaert & Holland, L.L.P., Certified Public Accountants with offices in Spartanburg, South Carolina, to serve as the Company's independent auditors for 2002. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

         The Board recommends that you vote FOR the ratification of the selection of Cherry, Bekaert & Holland, L.L.P., as the Company's independent auditors.

Audit Fees

         During the year ended December 31, 2001, Cherry, Bekaert & Holland, L.L.P. billed the Company an aggregate of $23,000.00 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and reviews of the financial statements included in the Company's Forms 10-QSB for that year. The Company expects to pay an additional $700 in fees for such services provided in 2001.

Financial Information Systems Design and Implementation Fees

         During the year ended December 31, 2001, Cherry, Bekaert & Holland, L.L.P., did not provide financial information systems design and implementation services to the Company.

All Other Fees

         During the year ended December 31, 2001, Cherry, Bekaert & Holland, L.L.P. billed the Company an aggregate of $2,820.00 for the following professional services provided during 2001: income tax consultation and preparation. The Company estimates that Cherry, Bekaert & Holland, L.L.P. will not bill an additional amount during 2002 for such services provided in 2001. The Audit Committee considered whether the provision of these services was compatible with maintaining Cherry, Bekaert & Holland's independence.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2001. The Audit Committee has discussed with the Company's independent auditors, Cherry, Bekaert, & Holland, L.L.P., the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Cherry, Bekaert, & Holland, L.L.P., required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Cherry, Bekaert & Holland, L.L.P., their independence. Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

  Harold E. Fleming, Chairman      Joel C. Griffin       Richard H. Brooks

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein; FOR amendment of the Stock Option Plan; and FOR ratification of Cherry, Bekaert & Holland, L.L.P., as independent auditors.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2001, free of charge by requesting such form in writing from Barry L. Slider, President, First South Bank, Post Office Box 1928, Spartanburg, South Carolina 29304.

                                FIRST SOUTH BANK
                             AUDIT COMMITTEE CHARTER


I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting, and financial reporting processes generally. The Audit Committee's primary general purpose duties and responsibilities are to:

         * Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         * Review and appraise the audit efforts of the Corporation's independent accountants and internal audit functions.

         * Provide an open avenue of communication among the internal auditors, the independent accountants, and the Board of Directors.

The Audit Committee will primarily fulfill these duties and responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management experience.

The members of the Committee shall be elected by the Board for a membership term to be determined by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.


III.     MEETINGS

         The Committee shall meet at least twice annually, or more frequently as circumstances dictate. The Committee should meet at least annually with the independent accountants and be available on an "on-call" basis to meet with internal audit representatives to discuss any matter which representatives of either of these groups deems necessary.


IV.      RESPONSIBILITIES AND DUTIES

         The Audit Committee shall have the following specific powers and duties:

         1. Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

         2.  Reviewing  and  approving  the  independent   accountant's   annual
         engagement letter and the internal auditor's annual audit plan;

         3. Conferring with the independent accountants and the internal auditors concerning the scope of their examinations of the records of the Corporation and its subsidiaries, if applicable; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

         4. Reviewing with management the significant findings of both the independent accountants and internal auditors relative to risks and exposures;

         5. Reviewing the Corporation's audited financial statements and the independent accountant's opinion rendered with respect to such financial statements, including the nature and extent of any significant changes in accounting principles;

         6. Reviewing the adequacy of the Corporation's system of internal controls;

         7. Providing an independent, direct communication between the Board of Directors, internal auditors and independent accountants;

         8. Reviewing the programs and policies of the Corporation designed to ensure compliance with applicable laws and regulations, and monitoring the results of these compliance efforts;

         9. Reporting through the committee chairman to the Board of Directors matters addressed in the meetings of the Audit Committee;

         10. Maintaining minutes or other records of meetings and activities of the Audit Committee;

         11. Considering such other matters in relation to the financial affairs of the Corporation and its accounts, and in relation to the internal and external audit of the Corporation as the Audit Committee may, at its discretion, determine to be advisable.

                                      PROXY

                            FIRST SOUTH BANCORP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - WEDNESDAY, MAY 15, 2002

         Barry L. Slider or V. Lewis Shuler, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 15, 2002, and at any adjournment thereof, as follows:

1.      ELECTION OF          FOR all nominees listed          WITHHOLD AUTHORITY
        DIRECTORS  TO        below (except any I have         to vote for all
        HOLD OFFICE          written below) [ ]               nominees listed
        FOR THE TERM                                          below [ ]
        SHOWN.




Three-Year Term:        Richard H. Brooks,  Herman E. Ratchford,  David G. White

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INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


2. To ratify the selection of Cherry, Bekaert & Holland, LLP as the Company's independent auditors.

         [ ]  FOR               [ ]  AGAINST              [ ]  ABSTAIN

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears on this form. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:              , 2002               ---------------------------------------
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